                                                                    EXHIBIT 10.2
                                                                  Execution Copy


                             SIXTEENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

             THIS SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of August 8, 2000, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"; and together with HDPI, Brawn, GBM, Gump's, LWI, HDV, Hanover Realty, TCS Factory, TCS Office, Tweeds LLC, Silhouettes and HCS LLC, each individually referred to herein as an "Existing Borrower" and collectively, as "Existing Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation, ("Hanover"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation ("American Down"), D.M. ADVERTISING, INC., a New Jersey corporation ("DM Advertising"), SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation ("York Fulfillment"), KEYSTONE LIQUIDATIONS, INC., a Delaware Corporation, formerly known as Tweeds of Vermont, Inc., HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), KITCHEN & HOME, LLC, a Delaware limited liability company ("Kitchen & Home, LLC"), DOMESTICATIONS KITCHEN & GARDEN, LLC, a Delaware limited liability company ("Domestications K&G, LLC"), ENCORE CATALOG, LLC, a Delaware limited liability company ("Encore LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down, LLC"), ERIZON, INC., a Delaware corporation ("erizon, inc."), HANOVER BRANDS, INC., a Delaware corporation ("Hanover Brands"), ERIZON.COM, INC., a Delaware corporation ("erizon.com"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse, LLC"), SAN DIEGO TELEMARKETING, LLC, a Delaware limited liability company ("San Diego LLC"; each individually a "Guarantor" and collectively "Guarantor" and KEYSTONE INTERNET SERVICES, INC. ("Keystone Internet"). Each Existing Borrower, together with Keystone Internet shall hereinafter be referred to individually as a "Borrower" and collectively as "Borrowers".

                              W I T N E S S E T H:

       WHEREAS, Existing Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, and the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Existing Borrowers; and

       WHEREAS, Borrowers have requested that Lender consent to (i) a proposed sale of preferred stock of Hanover in the amount of $70,000,000 and the use of a portion of the proceeds in the amount of up to $35,000,000 of such offering to reduce the credit limit under each of the Richemont Credit Facilities to zero dollars and to terminate such facilities and (b) the amendment to the Consolidated Working Capital and the Consolidated Net Worth covenants;

       WHEREAS, the parties to the Loan Agreement desire to enter into this Sixteenth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

       NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the respective meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

(i) "Hanover Preferred Stock Offering" shall mean the proposed sale by Hanover of approximately 1,400,000 shares of preferred stock of Hanover to Richemont or its affiliates or any other Person for a purchase price in the aggregate amount of $70,000,000 as described on the "Summary Terms for Preferred Stock" attached as Annex I to the draft letter, dated August 7, 2000, by Richemont Finance S.A. to Hanover.

(C) "Hanover Preferred Stock Offering Agreements" shall mean, collectively (as the same now exist and as may hereafter be executed and/or delivered and as may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced): a Certificate of the Designations, Powers, Preferences and Rights of Series A Cumulative Participating Preferred Stock of Hanover Direct, Inc. to be filed with the Delaware Secretary of State in connection with the Hanover Preferred Stock Offering, the Securities Purchase Agreement to be executed and delivered in connection with the closing of the Hanover Preferred Stock Offering, substantially in the form of Annex II attached to the draft letter, dated August 7, 2000, by Richemont Finance S.A. to Hanover, and all related agreements, documents and instruments to be executed, delivered or filed in connection with, or otherwise evidencing, the Hanover Preferred Stock Offering.

(b)    Amendments to Definitions.

(i)                  Consolidated Net Worth. Effective as of April 28, 2000,
Section 1.22 of the Loan Agreement is hereby and shall be deemed amended by adding an additional proviso at the end thereof as follows:

           "provided, further, however, that, to the extent that Hanover and Borrowers shall have received any cash proceeds of loans in respect of any subordinated indebtedness under the Richemont Credit Facilities, other than proceeds of loans under the Richemont $10,000,000 Credit Agreements, to the extent permitted hereunder, then, solely for the purposes of calculating Consolidated Net Worth of Hanover and its Subsidiaries, the outstanding principal amount of such loans shall be excluded from the total liabilities of Borrowers."

(ii) Consolidated Working Capital. Effective as of April 28, 2000, Section 1.23 of the Loan Agreement is hereby and shall be deemed amended by adding an additional proviso the end thereof as follows:


           "provided, further, however, that, to the extent that Hanover and Borrowers shall have received any cash proceeds of loans in respect of any subordinated indebtedness under the Richemont Credit Facilities, other than proceeds of loans under the Richemont $10,000,000 Credit Agreements, to the extent permitted hereunder, then, solely for the purposes of calculating Consolidated Working Capital, the outstanding principal amount of such loans shall not be considered current liabilities of Borrowers."

(a) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

2.     Hanover Preferred Stock Offering.

(a) Lender hereby consents to the issuance of the preferred stock of Hanover pursuant to the Hanover Preferred Stock Offering, the reduction of the credit limit under each of the Richemont Credit Facilities to zero dollars and the termination of such facilities, so long as each of the following terms and conditions has been satisfied as determined by Lender:

(i) Hanover shall have delivered to Lender by no later than August 14, 2000, an executed agreement between Richemont and Hanover setting forth Richemont's firm commitment to purchase 1,400,000 shares of preferred stock of Hanover having an issuance price of $50 per share for an aggregate gross purchase price of $70,000,000, less the amount of fees, commissions and expenses payable under the terms of the Hanover Preferred Stock Offering pursuant to the Hanover Preferred Stock Offering Agreements;

(ii) Hanover shall have delivered to Lender evidence that Hanover shall have received all of the net proceeds payable in connection with the Hanover Preferred Stock Offering pursuant to the Hanover Preferred Stock Offering Agreements, which amount shall not be less than $67,500,000, the amounts of Indebtedness owed to Richemont that are convertible into equity in accordance with the terms of the Richemont Credit Facilities and each of the Subordination Agreements, dated as of March 24, 2000, between Lender and Richemont; provided, that, the net proceeds received by Hanover in the form of cash or immediately available funds shall not be less than $32,500,000;

(iii) Hanover shall have delivered to Lender true, correct and complete photocopies of all of the Hanover Preferred Stock Offering Agreements, substantially in the form delivered to Lender prior to the date hereof, with only those changes that do not adversely affect Lender's interests, and to the extent required by Lender in its good faith judgment, Borrowers and Guarantors shall execute and deliver to Lender such amendments to the Loan Agreement or any of the other Financing Agreements in connection with the closing of the Hanover Preferred Stock Offering; and

(iv) the transactions contemplated by the Hanover Preferred Stock Offering shall have occurred by no later than September 22, 2000, unless such date is extended by Lender in writing.

(b)    In addition to and not in limitation of the conditions set forth in
Section 2(a) hereof, Borrowers and Guarantors hereby acknowledge, confirm and agree that:

(i) Lender shall establish a reserve against Revolving Loans that would otherwise be available to Borrowers under the Loan Agreement in the amount of $750,000. Such reserve against Revolving Loan availability shall be released upon consummation of the Hanover Preferred Stock Offering pursuant to the terms and conditions contained herein as determined by Lender in its good faith judgment. The reserve against Revolving Loan availability shall be in addition to, and not in limitation of, the rights of Lender to establish other and further reserves against the availability of Revolving Loans and Letter of Credit Accommodations under the Loan Agreement and the other Financing Agreements.

(ii) Upon receipt of the proceeds of the Hanover Preferred Stock Offering, Hanover shall first use such net proceeds to the extent necessary to make an intercompany advance to HDPI to be used by HDPI to repay to Lender all Revolving Loans then outstanding, to the extent the outstanding Obligations (excluding the aggregate outstanding principal amount of the Term Loans) exceed the aggregate amount of Revolving Loans available as determined by Lender pursuant to the lending formulas and subject to the sublimits and reserves provided for or established pursuant to the Loan Agreement as amended hereby.

(iii) In addition to and not in limitation of the conditions set forth in Sections 2(a) and 2(b) hereof, Borrowers and Guarantors hereby acknowledge, confirm and agree that, notwithstanding anything to the contrary that may be contained in Sections 6.2, 6.5 and 6.6 of the Loan Agreement or in any other provisions of the Loan Agreement or in any of the other Financing Agreements, or in any of the Hanover Preferred Stock Offering Agreements, without the prior written consent of Lender, Borrowers and Guarantors shall not, and shall not permit any of their Subsidiaries, directly or indirectly, to make any loans, advances, dividends, redemptions or other payments in respect of the preferred stock of Hanover to be issued in connection with the Hanover Preferred Stock Offering, whether in cash, property or otherwise; provided, that, Hanover may make dividend payments in kind, but not cash, to the holders of the preferred stock issued in respect of the Hanover Preferred Stock Offering, so long as each of the following conditions shall have been satisfied as determined by Lender:
(i) the declaration and payment of such dividends shall be made out of legally available funds therefor in accordance with applicable law, (ii) the declaration and payment of such dividends shall not violate any law or any order or decree of any court or other governmental authority and shall not conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, or any other agreement to which any Borrower is a party or may be bound, and (iii) as of the date of the declaration and payment of such dividends and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing. Hanover and Borrowers and the other Guarantors hereby covenant with, to and in favor of Lender not to amend, modify or supplement any of the Hanover Preferred Stock Offering Agreements without the prior written consent of Lender.

3. Additional Events of Default. Failure to satisfy the conditions set forth in Section 2(a) and Section 2(b)(ii) hereof or to maintain the agreements and covenants contained in Section 2(c) hereof shall, at Lender's option, constitute an Event of Default.

4. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

(a) This Amendment and each other agreement or instrument to be executed and delivered by each Borrower and/or Guarantor hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Borrower and each Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and/or Guarantor, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each Borrower and/or Guarantor, as the case may be, enforceable against them in accordance with their terms.

(b) Neither the execution and delivery of this Amendment, any of the Hanover Preferred Stock Offering Agreements or any other agreements, documents or instruments to be delivered pursuant to this Agreement has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect applicable to Borrowers or Guarantors, or does or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Borrowers or Guarantors is a party or may be bound, or shall violate any provision of the Certificates of Incorporation or By-Laws of Borrowers or Guarantors.

(c) No action of, or filing with, or consent of any governmental or public body or authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant to this Amendment.

(d) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(e) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

5. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

(a) Lender shall have received an executed original or executed original counterparts of this Amendment, as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors; and

(b) after giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

6. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

7. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

CONGRESS FINANCIAL CORPORATION

By:

Title:


HANOVER DIRECT PENNSYLVANIA, INC.

By:

Title:



BRAWN OF CALIFORNIA, INC.

By:


Title:



GUMP'S BY MAIL, INC.

By:


Title:



GUMP'S CORP.

By:


Title:



LWI HOLDINGS, INC.

By:


Title:


                       [SIGNATURES CONTINUE ON NEXT PAGE]
                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                            HANOVER DIRECT VIRGINIA INC.

                                            By:


                                            Title:



                                            HANOVER REALTY, INC.

                                            By:


                                            Title:



                                            THE COMPANY STORE FACTORY, INC.

                                            By:


                                            Title:



                                            THE COMPANY OFFICE, INC.

                                            By:


                                            Title:



                                            KEYSTONE INTERNET SERVICES, INC.

                                            By:


                                            Title:






                       [SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]


TWEEDS, LLC

By:


Title:



SILHOUETTES, LLC

By:


Title:



HANOVER COMPANY STORE, LLC

By:


Title:



DOMESTICATIONS, LLC

By:



By their signatures below, the
undersigned Guarantors acknowledge and
agree to be bound by the applicable
provisions of this Amendment:

HANOVER DIRECT, INC.

By:


Title:



                       [SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AMERICAN DOWN & TEXTILE COMPANY

By:


Title:



D.M. ADVERTISING, INC.

By:


Title:



LWI RETAIL, INC.

By:


Title:



SCANDIA DOWN CORPORATION

By:


Title:



KEYSTONE LIQUIDATIONS, INC.

By:


Title:



YORK FULFILLMENT COMPANY, INC.

By:


Title:


                       [SIGNATURES CONTINUE ON NEXT PAGE]
                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HANOVER HOME FASHIONS GROUP, LLC

By:


Title:



KITCHEN & HOME, LLC

By:


Title:



DOMESTICATIONS KITCHEN & GARDEN, LLC

By:


Title:



ENCORE CATALOG, LLC

By:


Title:



CLEARANCE WORLD OUTLETS, LLC

By:


Title:



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


SCANDIA DOWN, LLC

By:


Title:



ERIZON, INC.

By:


Title:



HANOVER BRANDS, INC.

By:


Title:



ERIZON.COM, INC.

By:


Title:



LA CROSSE FULFILLMENT, LLC

By:


Title:



SAN DIEGO TELEMARKETING, LLC

By:


Title: